                    FIRST AMENDMENT TO CREDIT AGREEMENT

     FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 13, 1997, among BIG FLOWER PRESS HOLDINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (the "Co-Agents"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                           W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 12, 1997 (as in effect on the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as provided herein; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE,  it is agreed;

I. Amendments to Credit Agreement.

     1. Section 9.04(xiv) of the Credit Agreement is hereby amended by inserting the following text at the end of said Section:

   "; provided that the proceeds of any issue of Permitted Subordinated Indebtedness issued as contemplated by the last sentence of the definition thereof may, but shall not be required to be, used as provided in preceding clause (y)(I)".

     2. Section 9.10(b) of the Credit Agreement is hereby amended by inserting the following text at the end of said Section:

   "In addition, notwithstanding anything to the contrary contained above in this Section 9.10, in the event of any issuance of Permitted Subordinated Indebtedness as contemplated by the last sentence of the definition thereof in an aggregate principal amount in excess of $126,700,000, then so long as no Default or Event of Default is in existence at the time of the respective repurchase or redemption or immediately after giving effect thereto, the Borrower may, on or prior to September 1, 1998, repurchase or redeem the Existing 10-3/4% Senior Subordinated Notes in whole or in part."

     3. The definition of "Permitted Subordinated Indebtedness" appearing in
Section 11.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of said definition:

   "Notwithstanding anything to the contrary contained above in this definition, if the Borrower issues its unsecured subordinated Indebtedness for borrowed money in an aggregate principal amount not to exceed $250,000,000 within 20 days following the Effective Date, such Indebtedness will constitute Permitted Subordinated Indebtedness, so long as (i) the per annum interest rate payable in respect of such Subordinated Indebtedness is not greater than 9-1/4% (subject to increase by not more than 1/2 of 1% for certain failures to effect, or maintain, registrations of same with the SEC), (ii) such indebtedness is not guaranteed by any Person other than the Borrower, (iii) such indebtedness has a final maturity date not earlier than (and no scheduled repayments of principal prior to) June 15, 2007, (iv) the documentation with respect to any such subordinated Indebtedness does not contain (x) any covenants, defaults or other terms that are less favorable in any material respect from the perspective of the Banks than those contained in the Existing 10-3/4%
   Senior Subordinated Note Indentures or (y) subordination provisions less favorable from the perspective of the Banks than those contained in the Existing 10-3/4% Senior Subordinated Note Indentures, it being understood, however, that the change of control provision contained in the indenture governing such subordinated Indebtedness may modified from that contained in the Existing 10-3/4% Senior Subordinated Note Indentures to include a change of control upon the "beneficial" owernship (as defined under Rule 13d-3 under the Exchange Act) of the Permitted Holders (as defined in the Existing 10-3/4% Senior Subordinated Note Indentures) of more than 50% of the combined voting power of the outstanding securities of the Borrower,
   (v) the indenture pursuant to which to such subordinated Indebtedness is issued is furnished to the Agents and the Banks (it being understood, however, that such documentation shall not be subject to the approval of the Agents or the Banks) and (vi) the indebtedness covenant contained in such documentation shall allow up to $475,000,000 (which amount may be reduced by repayments under this Agreement in satisfaction of the application of net proceeds requirements of certain asset sales made after the Effective Date, on substantially the same basis as is currently provided in the Existing 10-3/4% Senior Subordinated Note Indentures) aggregate principal amount of Loans to outstanding, which in any event shall constitute "Senior Debt" thereunder, without being subject to compliance with an interest coverage or similar financial test."

II.  Miscellaneous Provisions.

1. In order to induce the Banks to enter into the Amendment, the Borrower hereby represents and warrants that:

       (a) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment; and

       (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

       2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

       3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

       4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

       5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

        6. Form and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

Address:
-------

3 East 54th Street                     BIG FLOWER PRESS HOLDINGS, INC.
17th Floor
New York, NY  10022
Tel: (212) 521-1621                    By /s/ Irene B. Fisher
Fax: (212) 521-1640                      ---------------------------------------
                                          Title:  Vice President
                                              Attention:  Secretary



One Bankers Trust Plaza                BANKERS TRUST COMPANY,
130 Liberty Street                      Individually and as Administrative Agent
New York, NY  10006
Tel: (212) 250-2500
Fax: (212) 250-7218                    By /s/ Timothy Morris
Attention:  Timothy Morris               --------------------------------------
                                         Title:  Vice-President

11 Madison Avenue                      CREDIT SUISSE FIRST BOSTON,
New York, NY  10010                     Individually
Tel:  (212) 325-9157
Fax:  (212) 325-8309
Attention:  Chris T. Horgan            By /s/ Chris T. Horgan
                                         ---------------------------------------
                                         Title:  Vice President


                                       By /s/ Daniel R. Wenger
                                         ---------------------------------------
                                         Title:  Associate



                                       CREDIT SUISSE FIRST BOSTON,
                                        as Documentation Agent


                                       By /s/ Chris T. Horgan
                                         --------------------------------------
                                         Title:  Associate


                                       By /s/ Daniel R. Wenger
                                         --------------------------------------
                                         Title:  Associate

                                       ABN AMRO BANK N.V.,
                                         NEW YORK BRANCH



                                       By /s/ Nancy W. Lanzoni
                                         --------------------------------------
                                         Title: Group Vice President



                                       By /s/ Andrew M. Dry
                                         --------------------------------------
                                         Title: Group Vice President



                                       BANK OF AMERICA, NT & SA



                                       By /s/ Shannon T. Ward
                                         --------------------------------------
                                         Title: Vice President



                                       BANKBOSTON, N.A.



                                       By /s/ Julie V. Jalelian
                                         --------------------------------------
                                         Title: Vice President



                                       BANK OF MONTREAL



                                       By /s/ R.J. McClorey
                                         --------------------------------------
                                         Title: Director



                                       THE BANK OF NEW YORK



                                       By /s/ Ken Sneider
                                         --------------------------------------
                                         Title: Vice President

                                       BANQUE PARIBAS



                                       By /s/ Mary Finnegan
                                         --------------------------------------
                                         Title: Vice President



                                       CORESTATES BANK, N.A.



                                       By /s/ Melissa G. Landay
                                         --------------------------------------
                                         Title: Vice President



                                       CAISSE NATIONALE DE CREDIT
                                       AGRICOLE



                                       By /s/ J. McCloskey
                                         --------------------------------------
                                         Title: Vice President



                                       CITY NATIONAL BANK



                                       By /s/ George Hayrapetian
                                         --------------------------------------
                                         Title: Vice President



                                       CREDIT LYONNAIS NEW YORK BRANCH



                                       By /s/ Attila Koc
                                         --------------------------------------
                                         Title: Vice President

                                       DAI-ICHI KANGYO BANK, LIMITED


                                       By  /s/ David J. McCann
                                         --------------------------------------
                                         Title: Account Officer



                                       DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES


                                       By  /s/ Peter M. Kay
                                         --------------------------------------
                                         Title: Assistant Vice President


                                       By  /s/ Richard W. Conroy
                                         --------------------------------------
                                         Title: Vice President



                                       THE FUJI BANK, LIMITED
                                       NEW YORK BRANCH


                                       By  /s/ Teiji Teramoto
                                         --------------------------------------
                                         Title: Vice President & Manager



                                       GIROCREDIT BANK AG DER
                                         SPARKASSEN, GRAND CAYMAN
                                         ISLAND BRANCH


                                       By  /s/ John P. Redding
                                         --------------------------------------
                                         Title: Vice President


                                       By  /s/ Richard Stone
                                         --------------------------------------
                                         Title: First Vice-President

                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED


                                       By  /s/ Takuya Honjo
                                         --------------------------------------
                                         Title: Senior Vice President



                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD. NEW YORK BRANCH


                                       By  /s/ Noboru Kubota
                                         --------------------------------------
                                         Title: Deputy General Manager



                                       NATIONSBANK, N.A.


                                       By  /s/ Michael R. Heredia
                                         --------------------------------------
                                         Title: Senior Vice President



                                       SUMITOMO BANK OF CALIFORNIA


                                       By  /s/ Elizabeth M. Toda
                                         --------------------------------------
                                         Title: Assistant Vice President



                                       THE TOKAI BANK, LIMITED


                                       By  /s/ Stuart M. Schulman
                                         --------------------------------------
                                         Title: Deputy General Manager

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By  /s/ Ali Pasha Moghaddam
                                         --------------------------------------
                                         Title: Vice President



                                       THE YASUDA TRUST & BANKING CO., LTD.,
                                        NY BRANCH


                                       By  /s/ Rohn Laudenschlager
                                         --------------------------------------
                                         Title: Senior Vice President